As filed with the Securities and Exchange Commission on February 7, 2001.
                                                     Registration No. 333-55118


                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004
                  ---------------------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1


                                       TO


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                 ----------------------------------------------

                           GENERAL MOTORS CORPORATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

           STATE OF DELAWARE                           38-0572515
   ----------------------------------     ------------------------------------
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)


                             300 Renaissance Center
                          Detroit, Michigan 48265-3000
                                 (313) 556-5000
               (Address and Telephone Number, including Area Code,
                        of Principal Executive Offices)


            THE GMAC INSURANCE PERSONAL LINES RETIREMENT SAVINGS PLAN
                            (Full title of the plan)

                                 NICK S. CYPRUS
                     Controller and Chief Accounting Officer
                           General Motors Corporation
                             300 Renaissance Center
                          Detroit, Michigan 48265-3000
                                 (313) 556-5000
 (Name, Address and Telephone Number, including Area Code, of Agent for Service)


                                 With a copy to:


                                Martin I. Darvick
                           General Motors Corporation
                             300 Renaissance Center
                          Detroit, Michigan 48265-3000
                                 (313) 556-5000

                          DEREGISTRATION OF SECURITIES


     General Motors Corporation (the "Registrant") hereby deregisters any and all shares of Deferred Compensation Obligations, of the Registrant originally registered under this Registration Statement that have not been sold. The Registrant has terminated all offerings of the Registrant's securities pursuant to its existing registration statement, including the Registration Statement. In accordance with the undertaking made by the Registrant to remove from registration, by means of a post-effective amendment, any of the securities registered under the Registration Statement which remain unsold at the termination of the offerings, the Registrant hereby removes from registration all securities of the Registrant registered under the Registration Statement which remain unsold as of the Effective Date.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Detroit, State of Michigan, on October 5, 2007.



                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)



                                     By:  /s/NICK S. CYPRUS
                                          -----------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)


   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below on this 2nd day of October 2007 by the following persons on behalf of the Registrant and in the capacities indicated.

                Signature                                 Title

                                          Chairman and Chief Executive Officer
------------------------------
(G. Richard Wagoner, Jr.)

/s/FREDERICK A. HENDERSON                 Vice Chairman and Chief Financial
------------------------------
(Frederick A. Henderson)                  Officer

/s/WALTER G. BORST                        Treasurer
------------------------------
(Walter G. Borst)

/s/NICK S. CYPRUS                         Controller and Chief Accounting
------------------------------
(Nick S. Cyprus)                          Officer

                             SIGNATURES - concluded

                Signature                        Title
                ---------                        -----


                                          Director
---------------------------
(Percy N. Barnevik)


                                          Director
---------------------------
(Erskine B. Bowles)


                                          Director
---------------------------
(John H. Bryan)


                                          Director
---------------------------
(Armando M. Codina)


                                          Director
---------------------------
(Erroll B. Davis, Jr.)


                                          Director
---------------------------
(George M.C. Fisher)


                                          Director
---------------------------
(Karen Katen)


                                          Director
---------------------------
(Kent Kresa)


                                          Director
---------------------------
(Ellen J. Kullman)


                                          Director
---------------------------
(Philip A. Laskawy)


                                          Director
---------------------------
(Kathryn V. Marinello)


                                          Director
---------------------------
(Eckhard Pfeiffer)

                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                   Exhibit Name
--------------                   ------------

24(a)                            Power of Attorney Forms